                                                                October 17, 1996


TO THE SHAREHOLDER:

The Fund ended the quarter September 30, 1996 with a Net Asset Value of $20.44 per share, unchanged from the previous quarter ended June 30, 1996. The Fund's stock price closed the quarter at $19.50 per share, representing a 4.6% discount to the Net Asset Value.

The lack of change in the Net Asset Value was indicative of the bond market for the three month period: yields on U.S. Treasuries were essentially unchanged for the quarter. Within that framework, the market did experience a great deal of volatility, as long-term Treasury yields fluctuated between 6.7% and 7.2%, having begun and ended the period at approximately 6.9%.

The market swings reflected shifts in investor sentiment concerning the strength of the economy, the potential for an increase in inflation and the possibility of those factors resulting in the Federal Reserve Board increasing interest rates. By the end of the quarter, it appeared that GDP growth was slowing from the second quarter's rate of 4.7% to approximately 2%. Inflation remained benign as we continued the fourth year of price increases of 3% or less.
Consequently, the Federal Reserve left policy unchanged at its September meeting.

The performance of the Fund is compared below to the average of the 19 other closed-end bond funds with which we have historically compared ourselves:


                Total Return-Percentage Change in Net Asset Value
                  Per Share with All Distributions Reinvested(1)

-----------------------------------------------------------------------------------------------------------------------

                                     10 Years        5 Years        2 Years       1 Year         Quarter
                                    To 09/30/96    To 09/30/96    To 09/30/96   To 09/30/96    To 09/30/96
-----------------------------------------------------------------------------------------------------------------------

1838 Bond Fund(2)                     144.20%        53.17%         21.16%         3.53%          1.99%

Average of 19 Other
Closed-End Bond Funds(2)              138.60%        52.76%         22.67%         5.74%          2.42%

Salomon Bros. Bond Index(3)           150.01%        52.77%         25.14%         3.66%          1.97%

-----------------------------------------------------------------------------------------------------------------------

1 - This is historical information and should not be construed as indicative of any likely future performance.
2 - Source:  Lipper Analytical Services Corporation.
3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

We continue to believe that the current environment, with modest economic growth, relatively low inflation rates and robust corporate profits, remains favorable for the bond market.

The table below updates the portfolio quality of the Fund's assets:


             Percent of Total Investment (Standard & Poor's Ratings)
-----------------------------------------------------------------------------------------------------------------------

                            U.S. Treasuries,
                               Agencies &                                                   B and        Not
Period Ended                    AAA Rated     AA           A          BBB        BB         Lower       Rated
-----------------------------------------------------------------------------------------------------------------------
September 30, 1996                29.4%      0.0%        26.1%       32.9%      11.3%       0.0%        0.3%
June 30, 1996                     28.2%      0.0%        31.5%       25.5%      14.5%       0.0%        0.3%
March 31, 1996                    31.4%      1.2%        26.2%       27.4%      9.6%        3.9%        0.3%
March 31, 1995                    34.3%      3.7%        20.5%       34.5%      5.5%        1.3%        0.3%

-----------------------------------------------------------------------------------------------------------------------


On September 12, 1996, the Board of Directors declared a dividend of $0.39 per share, payable November 5, 1996, with receipt of this report.


                                                   Sincerely,


                                                   /s/ John H. Donaldson
                                                   ----------------------------
                                                   John H. Donaldson
                                                   President

SCHEDULE OF NET ASSETS                                      SEPTEMBER 30, 1996
(unaudited)

                                                               Moody's/
                                                              Standard &
                                                                Poor's       Principal
                                                              Rating for  Amount (000's)
                                                                Debt       or Number     Identified Cost   Value
                                                              Securities   of Shares        (Note 2)      (Note 1)
                                                              ----------  -------------  ---------------  --------
LONG TERM DEBT SECURITIES (97.82%)
ELECTRIC UTILITIES (10.66%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23      Ba2/BB      $1,800       $1,662,876    $1,669,500
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21   .........    Baa2/BBB      2,000        2,062,500     2,105,000
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26  .................     A2/BBB+      1,550        1,475,994     1,602,312
Niagara Mohawk Power, 8.75, 04/01/22   .....................     Ba3/BB-      1,000        1,028,220       928,900
Utilicorp United Inc., Senior Notes, 10.50%, 12/01/20  .....    Baa3/BBB      1,500        1,560,937     1,699,200
                                                                                          ----------    ----------
                                                                                           7,790,527     8,004,912
                                                                                          ----------    ----------
TELEPHONE UTILITIES (1.17%)
U.S. West Communications, Debs., 6.875%, 09/15/33   ........     Aa3/AA+      1,000          896,920       875,000
                                                                                          ----------    ----------

FINANCIAL (2.33%)
Chrysler Financial Corp., Notes, 12.75%, 11/01/99   ........      A3/A-       1,000        1,090,125     1,166,250
Leucadia National Corp., Senior Sub. Notes, 10.375%,
  06/15/02 .................................................     Ba1/BBB        550          549,775       583,000
                                                                                          ----------    ----------
                                                                                           1,639,900     1,749,250
                                                                                          ----------    ----------
INDUSTRIAL & MISCELLANEOUS (56.97%)
ADT Operations, Senior Notes, 9.25%, 08/01/03   ............     Ba3/BB+        500          520,625       522,500
AMR Corp., Debs., 10.00%, 04/15/21  ........................    Baa3/BB+      2,000        2,148,940     2,402,390
Auburn Hills Trust, Gtd. Exchangeable Ctfs., 12.00%,
 05/01/20 ..................................................      A3/A-       1,000        1,000,000     1,465,765
Columbia/HCA Healthcare, Debs., 7.50%, 11/15/95    .........      A2/A-       2,850        2,972,778     2,668,313
Ford Holdings, Gtd. Debs, 9.375%, 03/01/20   ...............      A1/A+       1,000        1,117,790     1,160,000
Ford Motor Co., Debs., 8.875%, 01/15/22  ...................      A1/A+       1,500        1,480,350     1,670,625
Georgia Pacific Corp., Debs., 9.625%, 03/15/22  ............    Baa2/BBB-     1,000        1,059,240     1,068,750
Greater Orlando Aviation Auth., 8.20%, 10/01/12   ..........     Aaa/AAA        500          551,875       549,375
Harcourt General Inc., Senior Debs., 8.875% 06/01/22  ......    Baa1/BBB+     2,000        2,157,020     2,155,000
Harnischfeger Industries, Inc., Debs., 7.25%, 12/15/25   ...    Baa2/BBB      2,000        1,962,952     1,790,000
K N Energy Inc., Debs., 8.75%, 10/15/24   ..................      A3/A        1,150        1,263,799     1,208,938
Mark IV Industries, Inc., Debs., 7.75%, 04/01/06    ........     Ba3/BB+        500          462,650       481,875
May Department Stores Co., Debs., 10.75%, 06/15/18  ........      A2/A          150          154,385       160,080
Missouri Pacific Railroad, Income Debs., 5.00%, 01/01/45  ..    Baa2/BBB      1,122          692,960       663,382
News America Holdings Inc., Gtd. Debs., 10.125%, 10/15/12  .    Baa3/BBB      2,050        2,163,503     2,262,688
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/95  ...    Baa3/BBB      1,000          898,540       892,500
North Dakota State Municipal Bond Bank, Water Sys. Rev.,
   10.50%, 04/01/14  .......................................     Aaa/AAA      1,000        1,159,780     1,073,750
Owens Corning Fiberglas, Debs., 9.375%, 06/01/12  ..........    Baa3/BBB-     1,140        1,157,140     1,251,150
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00  .........    Ba3/BBB-      1,000        1,150,640     1,016,250
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11  .........    Ba3/BBB-      1,500        1,634,965     1,516,875
Pope & Talbot Inc., Debs., 8.375%, 06/01/13  ...............     Ba2/BB+      1,750        1,699,110     1,594,687
Rohm & Haas Co., Notes, 9.50%, 04/01/21  ...................      A1/A        1,500        1,494,375     1,638,750
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25   .....     Baa1/A-      2,000        1,990,780     1,857,500
TCI Communications, Inc., Senior Debs., 9.25%, 01/15/23  ...    Ba1/BBB-      2,000        1,991,940     1,937,960
TCI Communications, Inc., Senior Debs., 8.75%, 02/15/23  ...    Ba1/BBB-      1,000        1,083,180       927,250
Texaco Capital Inc., Debs., 7.50%, 03/01/43   ..............      A1/A+       2,000        1,977,920     1,930,000
Time Warner Inc., Debs., 9.15%, 02/01/23  ..................    Ba1/BBB-      2,000        2,050,000     2,110,000
TRW Inc., Notes, 9.375%, 04/15/21   ........................      A2/A          303          320,893       360,191
Union Camp Corp., Debs., 9.25%, 02/01/11  ..................      A1/A-       1,500        1,486,305     1,700,625
Union Pacific Co., Debs. 8.625%, 05/15/22   ................    Baa2/BBB      1,000        1,062,430     1,030,000

                     See notes to financial statements.

SCHEDULE OF NET ASSETS -- continued                          SEPTEMBER 30, 1996
(unaudited)


                                                               Moody's/
                                                              Standard &
                                                                Poor's       Principal
                                                              Rating for  Amount (000's)
                                                                Debt       or Number     Identified Cost   Value
                                                              Securities   of Shares        (Note 2)      (Note 1)
                                                              ----------  -------------  ---------------  --------
Viacom Inc., Gtd. Senior Notes, 7.75%, 06/01/05  ...........     Ba2/BB+       $750         $784,973      $722,813
Western Atlas Inc., Debs., 8.55%, 06/15/24   ...............      A3/A-         939          935,865       981,255
                                                                                          ----------    ----------
                                                                                          42,587,703    42,771,237
                                                                                          ----------    ----------

MORTGAGE BACKED SECURITIES (8.65%)
CMSI Collateralized Mtge. Oblig., Series 1994-7 A4, 6.25%,
 04/25/24 ..................................................     Aaa/AAA      1,000          801,477       848,840
FHLMC Collateralized Mtge. Oblig., Series 40-F, 10.00%,
 05/15/20...................................................      NR/NR         600          660,000       665,048
FNMA Collateralized Mtge. Oblig., Series G-8 E, 9.00%,
 04/25/21...................................................      NR/NR       2,000        2,143,750     2,088,081
GNMA Pool #780374, 7.50%, 12/15/23   .......................      NR/NR         961          953,714       952,963
GNMA Pool #417239, 7.00%, 02/15/26   .......................      NR/NR       2,013        2,041,694     1,937,282
                                                                                          ----------    ----------
                                                                                           6,600,635     6,492,214
                                                                                          ----------    ----------

U.S. GOVERNMENT & AGENCIES (18.04%)
U.S. Treasury Bonds, 10.75%, 08/15/05   ....................      NR/NR       1,600        2,120,750     2,024,448
U.S. Treasury Bonds, 7.875%, 02/15/21   ....................      NR/NR       2,900        2,888,219     3,167,264
U.S. Treasury Bonds, 8.125%, 08/15/21   ....................      NR/NR       1,000        1,016,406     1,121,960
U.S. Treasury Bonds, 6.25%, 08/15/23   .....................      NR/NR       8,000        7,565,773     7,227,440
                                                                                          ----------    ----------
                                                                                          13,591,148    13,541,112
                                                                                          ----------    ----------

TOTAL LONG TERM DEBT SECURITIES ............................                              73,106,833    73,433,725
                                                                                          ----------    ----------

INVESTMENT COMPANIES (0.30%)
High Yield Plus Fund    ....................................      NR/NR      25,000          167,178       225,000
                                                                                          ----------    ----------

TOTAL INVESTMENTS (98.12%) .................................                             $73,274,011*  $73,658,725
                                                                                         ===========   -----------

CASH AND OTHER ASSETS, LESS LIABILITIES (1.88%) ............                                             1,415,016
                                                                                                        ----------

NET ASSETS (100.00%) .......................................                                           $75,073,741
                                                                                                        ==========



* Also the cost for Federal income tax purposes. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $2,733,506, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $2,348,792.

                       See notes to financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES (unaudited)
September 30, 1996

Assets:
   Investments in securities at value (identified cost $73,274,011) (Note 1).....................    $73,658,725
   Cash..........................................................................................      1,170,093
   Interest receivable...........................................................................      1,725,770
   Dividends receivable..........................................................................          1,750
   Prepaid expenses..............................................................................          4,722
                                                                                                     -----------
       TOTAL ASSETS..............................................................................     76,561,060
                                                                                                     -----------
Liabilities:
   Dividends payable ............................................................................      1,432,571
   Accrued expenses payable......................................................................         54,748
                                                                                                     -----------
       TOTAL LIABILITIES ........................................................................      1,487,319
                                                                                                     -----------
Net Assets: (equivalent to $20.44 per share based on 3,673,258 shares of capital stock
  outstanding)...................................................................................    $75,073,741
                                                                                                     ===========

NET ASSETS consisted of:
   Capital paid-in...............................................................................    $76,198,060
   Distributions in excess of net investment income .............................................     (1,501,704)
   Accumulated net realized loss ................................................................         (7,329)
   Net unrealized appreciation of investments....................................................        384,714
                                                                                                     -----------
                                                                                                     $75,073,741
                                                                                                     ===========

STATEMENT OF OPERATIONS (unaudited)
For the six months ended September 30, 1996

Investment Income:
   Interest.....................................................................                      $3,106,017
   Dividends....................................................................                          10,500
                                                                                                      ----------
     Total Investment Income ...................................................                       3,116,517
                                                                                                      ----------
Expenses:
   Investment advisory fees (Note 4)............................................       $212,882
   Transfer agent fees..........................................................         27,251
   Insurance....................................................................          6,484
   Directors' fees and expenses.................................................         13,537
   Audit fees...................................................................         12,819
   State and local taxes........................................................         11,011
   Legal fees and expenses......................................................          5,609
   Reports to shareholders......................................................          9,599
   Custodian fees...............................................................          2,185
   Miscellaneous................................................................         21,024
                                                                                     ----------
     Total Expenses.............................................................                         322,401
                                                                                                      ----------
       Net Investment Income ...................................................                       2,794,116
                                                                                                      ----------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions.................................                          (7,329)
   Unrealized appreciation of investments:
     Beginning of period .......................................................      1,483,373
     End of period .............................................................        384,714
                                                                                     ----------
       Change in unrealized appreciation of investments.........................                      (1,098,659)
                                                                                                      ----------
         Net realized and unrealized gain (loss) on investments.................                      (1,105,988)
                                                                                                      ----------
         Net increase in net assets resulting from operations...................                      $1,688,128
                                                                                                      ==========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six Months Ended
                                                                                September 30, 1996     Year Ended
                                                                                    (unaudited)      March 31, 1996
                                                                                ------------------   --------------
Increase (decrease) in net assets:

Operations:
   Net investment income........................................................     $2,794,116       $5,801,610
   Net realized gain (loss) from security transactions (Note 2).................         (7,329)       1,176,590
   Change in unrealized appreciation (depreciation) of investments..............     (1,098,659)       1,044,839
                                                                                    -----------      -----------

   Net increase in net assets resulting from operations.........................      1,688,128        8,023,039
                                                                                    -----------      -----------

Dividends to shareholders from net investment income............................     (2,794,116)      (5,801,610)
Dividends to shareholders in excess of net investment income....................     (1,501,704)               0
Dividends to shareholders from net realized gains...............................              0         (220,972)
Distributions to shareholders from return of capital............................              0         (127,447)
                                                                                    -----------      -----------
                                                                                     (4,295,820)      (6,150,029)
                                                                                    -----------      -----------

Capital share transactions:
   Net asset value of shares issued to shareholders in reinvestment of dividends
     from net investment income (Note 5)........................................        100,233          324,089
                                                                                    -----------      -----------
   Increase (decrease) in net assets............................................     (2,507,459)       2,197,099


Net Assets:
   Beginning of period..........................................................     77,581,200       75,384,101
                                                                                    -----------      -----------
   End of period................................................................    $75,073,741      $77,581,200
                                                                                    ===========      ===========

===============================================================================
                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

    1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed First Chicago Trust Company of New York to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.

===============================================================================

                     See notes to financial statements.
                                     6

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                Six Months Ended               Year Ended March 31,
                                               September 30, 1996 ----------------------------------------------
                                                   (unaudited)    1996      1995       1994      1993       1992
                                                  -------------   ----      ----       ----      ----       ----
   Per Share Operating Performance
   Net asset value, beginning of period...........   $21.15      $20.64    $21.45     $22.27    $21.39     $20.27
                                                    -------     -------   -------    -------   -------    -------
      Net investment income.......................     0.76        1.58      1.58       1.61      1.68       1.83
      Net realized and unrealized gain (loss) on
         investments..............................    (0.30)       0.61     (0.67)     (0.68)     1.36       1.12
                                                    -------     -------   -------    -------   -------    -------
   Total from investment operations...............     0.46        2.19      0.91       0.93      3.04       2.95
                                                    -------     -------   -------    -------   -------    -------
   Less distributions:
      Dividends from net investment income........    (0.76)      (1.58)    (1.58)     (1.73)    (1.84)     (1.83)
      Dividends in excess of net investment income    (0.41)       0.00     (0.01)      0.00      0.00       0.00
      Distributions from net realized gain........     0.00       (0.06)     0.00       0.00     (0.32)      0.00
      Distributions in excess of net realized gain     0.00        0.00      0.00      (0.02)     0.00       0.00
      Distributions from return of capital........     0.00       (0.04)    (0.13)      0.00      0.00       0.00
                                                    -------     -------   -------    -------   -------    -------
   Total distributions............................    (1.17)      (1.68)    (1.72)     (1.75)    (2.16)     (1.83)
                                                    -------     -------   -------    -------   -------    -------
   Net asset value, end of period.................   $20.44      $21.15    $20.64     $21.45    $22.27     $21.39
                                                    =======     =======   =======    =======   =======    =======
   Per share market price, end of period .........   $19.50      $21.25    $20.13     $21.13    $24.75     $22.63
                                                    =======     =======   =======    =======   =======    =======
   Total Investment Return
      Based on market value.......................  (2.73)%      13.91%     3.41%    (7.72)%    18.91%     14.41%

   Ratios/Supplemental Data
      Net assets, end of period (in 000's)........  $75,074     $77,581   $75,384    $78,120   $73,595    $56,163
      Ratio of expenses to average net assets
         (does not include loan interest expenses)   0.85%*       0.86%     0.86%      0.92%     0.91%      0.97%
      Ratio of net investment income to average
         net assets...............................   7.39%*       7.37%     7.83%      7.11%     7.95%      8.85%
      Portfolio Turnover..........................  18.34%*      43.25%    35.38%     18.91%    68.56%     73.11%

   Number of shares outstanding at end of
      period (in 000's)...........................    3,673       3,668     3,653      3,642     3,304      2,626
   Amount of bank loans outstanding at end
      of period (in 000's)........................       $0          $0        $0         $0        $0     $1,679
   Average amount of bank loans outstanding
      during the period (in 000's)................       $0          $0        $0         $0       $46       $299
   Amount of maximum month-end bank loans
      during the period (in 000's)................       $0          $0        $0         $0        $0     $2,171
   Average amount of bank loans per share
      during the period ..........................    $0.00       $0.00     $0.00      $0.00     $0.01      $0.11
   Weighted average interest rate of bank loans
      during the period ..........................    0.00%       0.00%     0.00%      0.00%     6.31%      5.42%

* Annualized

                     See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At September 30, 1996, the Fund had invested 97.82% of its portfolio in long-term debt obligations of issuers engaged in electric utilities, telephone utilities, financial, industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the six months ended September 30, 1996:
                                                                  Proceeds
                                               Cost of           from Sales
                                              Purchases         or Maturities
                                              ---------         -------------
     Long Term Debt Securities...........     $7,039,771          $6,479,470
     Other Securities....................     $2,430,000          $4,175,000

Note 3 -- Capital Stock-- At September 30, 1996, there were 10,000,000 shares of capital stock ($1.00 par value) authorized.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, L.P., advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor or its corporate general partner, 1838 Investment Advisors, Inc. None of the directors so affiliated receives compensation for his services as a director of the Fund. Similarly, none of the Fund's officers receives compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestments -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commisions applicable to one such share, equals or exceeds the net asset value per share, however, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 1996, the Fund issued 4,851 shares under this Plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commisions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commisions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.


===============================================================================

           HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
   Contact Your Transfer Agent, First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

===============================================================================

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                                     11

                                 DIRECTORS
                           ---------------------
                              W. THACHER BROWN
                            JOHN GILRAY CHRISTY
                             JOHN H. DONALDSON
                             MORRIS LLOYD, JR.
                            JOHN J. McELROY, III
                             J. LAWRENCE SHANE

                                  OFFICERS
                           ---------------------
                             JOHN H. DONALDSON
                                 President
                               KEVIN D. BARRY
                               Vice President
                             ANNA M. BENCROWSKY
                               Vice President
                                and Secretary
                               MARCIA ZERCOE
                               Vice President

                             INVESTMENT ADVISOR
                           ---------------------
                       1838 INVESTMENT ADVISORS, L.P.
                   FIVE RADNOR CORPORATE CENTER, SUITE 320
                            100 MATSONFORD ROAD
                              RADNOR, PA 19087

                               CUSTODIAN AND
                               TRANSFER AGENT
                           ---------------------
                  FIRST CHICAGO TRUST COMPANY OF NEW YORK
                               P.O. BOX 2500
                         JERSEY CITY, NJ 07303-2500

                                  COUNSEL
                           ---------------------
                    STRADLEY, RONON, STEVENS & YOUNG, LLP
                          2600 ONE COMMERCE SQUARE
                           PHILADELPHIA, PA 19103

                                  AUDITORS
                           ---------------------
                          COOPERS & LYBRAND L.L.P.
                          2400 ELEVEN PENN CENTER
                           PHILADELPHIA, PA 19103

                                    1838
                        BOND--DEBENTURE TRADING FUND
                            --------------------

                       FIVE RADNOR CORPORATE CENTER,

                                  SUITE 320

                             100 MATSONFORD ROAD

                              RADNOR, PA 19087


                                   [LOGO]

                             Semi-Annual Report

                             September 30, 1996